UNITED STATES
SECURITIES AND EXCHANGE COMMSSION
WASHINGTON, D.C. 20549

FORM   8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2009  (July 23, 2009)

FIRST ROBINSON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-29276	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

501 EAST MAIN STREET, ROBINSON.  ILLINOIS 62454
(Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 24, 2009, the Board of Directors of First Robinson Financial Corporation (the “Company”) issued a news release to announce the authorization of an extension and expansion of the Company’s stock repurchase program.  The press release announcing the repurchase program is furnished as Exhibit 99 hereto.

Item 9.01    Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits.

The following exhibit is attached as part of this report:

99       Press Release of the First Robinson Financial Corporation dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2009	FIRST ROBINSON FINANCIAL CORPORATION

	By:	/s/ Rick L. Catt
Rick L. Catt, President/CEO

EXHIBIT INDEX

Exhibit Number

99.	Press Release, dated July 24, 2009, issued by First Robinson Financial Corporation